UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2010
RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its charter)
Maryland
(State or other jurisdiction of incorporation)

1-10093	13-6908486

(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (248) 350-9900
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Ramco-Gershenson Properties Trust’s (the “Company”) Form 10-K for the year ended December 31, 2009, filed on March 3, 2010, inadvertently omitted Exhibit 10.12, “Summary of Trustee Compensation Program”. The Company is filing this omitted exhibit as Exhibit 10.1 hereto.

Item 7.01	Regulation FD Disclosure.
On May 12, 2010, the Company issued a press release announcing its intent to conduct an offering of its common shares of beneficial interest, furnished as Exhibit 99.1 hereto, which is incorporated herein by reference.
The information included in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

10.1	Summary of Compensation for the Board of Trustees of Ramco-Gershenson Properties Trust

99.1	Press Release dated May 12, 2010, entitled “Ramco-Gershenson Announces Commencement of 6 Million Common Share Offering.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST
Date: May 12, 2010	By:	/s/ Gregory Andrews
Gregory Andrews
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Summary of Compensation for the Board of Trustees of Ramco-Gershenson Properties Trust

99.1	Press Release dated May 12, 2010, entitled “Ramco-Gershenson Announces Commencement of 6 Million Common Share Offering.”

4